SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): January 19, 2006


                            DEKALB BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)



Incorporated under the     Commission File No. 000-50466      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                 61-1444253




                             631 West DeKalb Street
                          Camden, South Carolina 29020

                    (Address of principal executive offices)

                             Telephone: 803-432-7575


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On January 19, 2006, First Community Corporation ("First Community"), the parent holding company for First Community Bank, entered into an agreement and plan of merger (the "Agreement") with DeKalb Bankshares, Inc. ("DeKalb"), the parent holding company for The Bank of Camden. Pursuant to the agreement, DeKalb will be merged with and into First Community and The Bank of Camden will be merged with and into First Community Bank. Each share of DeKalb common stock will be converted into the right to receive $3.875 in cash and 0.60705 shares of First Community common stock. Assuming no DeKalb shareholders exercise dissenters' rights, and assuming the total number of outstanding shares of DeKalb common stock immediately prior to the effective time is 610,139, First Community will issue an aggregate of 370,384 shares of stock and $2,364,289 in cash. The boards of directors of both parties have approved the merger agreement, and the merger agreement and the transactions contemplated thereby are subject to the approval of the DeKalb shareholders, regulatory approvals, and other customary closing conditions. The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the merger agreement. Simultaneously with the Agreement, First Community Bank, The Bank of Camden and DeKalb entered into an employment agreement with William C. Bochette, III, the chief executive officer of DeKalb which provides for Mr. Bochette's employment by First Community Bank subsequent to the consummation of the merger

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

First Community and DeKalb Bankshares will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a proxy statement/prospectus. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Community and DeKalb Bankshares, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to First Community Corporation, 5455 Sunset Blvd., Lexington, South Carolina 29072, Attention:
Michael C. Crapps, or DeKalb Bankshares, Inc., 631 West DeKalb Street, Camden, South Carolina 29020, Attention: William C. Bochette III.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The directors and executive officers of First Community and DeKalb Bankshares and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding First Community's directors and executive officers is available in its definitive proxy statement (form type DEF 14A) filed with the SEC on April 15, 2005. Information regarding DeKalb Bankshares' directors and executive officers is available in its definitive proxy statement (form type DEF 14A) filed with the SEC on March 8, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.










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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  DEKALB BANKSHARES, INC.
                                  (Registrant)



Date:  January 23, 2006              By: s/William C. Bochette, III
                                     -----------------------------------
                                     William C. Bochette, III
                                     Chief Executive Officer, President,
                                       and Chief Financial Officer